SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 13, 2002
                                                   -----------------------------


                             Alpena Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       United States                   0-31957                    38-3567362
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


       100 South Second Avenue, Alpena, Michigan                    49707
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (989) 356-9041
                                                        ------------------------

Item 5. Other Information.
        -----------------

     On March 13, 2002, the Registrant announced the resignation of Duane I. Dickey, effective March 13, 2002, as Chairman of the Board of the Company and its bank subsidiary, First Federal of Northern Michigan, a federal savings and loan association located in Alpena, Michigan. Additional information is set forth on the press release issued by the Registrant and attached as Exhibit 99.1

     The Registrant also announced that James C. Rapin was elected Chairman of the Board and Gary W. Bensinger was elected Vice Chairman of the Board of the Company and its bank subsidiary.




Item 5. Other Information.
        -----------------

        (c)     Exhibits.

                99.1    Press release dated March 13, 2002.





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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Alpena Bancshares, Inc.



March 13, 2002                          By:  /s/ Martin A. Thomson
-------------------------                   ------------------------------------
Date                                         Martin A. Thomson
                                     Title:  President, Chief Executive Officer
                                             (Duly Authorized Officer)



March 13, 2002                          By:  /s/ James I. Malaski
--------------------------                  ------------------------------------
Date                                         James I. Malaski
                                     Title:  Vice President, Secretary
                                             (Principal Administrative Officer)




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





                                  EXHIBIT 99.1
                                  ------------




March 13, 2002

FOR IMMEDIATE RELEASE
                              Contact: Martin A. Thomson, President and CEO Alpena Bancshares, Inc.
                                            Telephone: (989) 356-9041



                   ALPENA BANCSHARES ANNOUNCES RESIGNATION OF
                       CHAIRMAN OF THE BOARD OF DIRECTORS


     ALPENA, Michigan - March 13, 2002 - Alpena Bancshares, Inc. (the "Company"), the holding company of First Federal of Northern Michigan, a federal savings and loan association based in Alpena, Michigan (the "Bank"), announced today that Duane I. Dickey has resigned as Chairman of the Board of the Company and the Bank, effective March 13, 2002.

     Mr. Dickey joined the Bank in 1970 and had been a member of the Board of Directors of the Bank since 1976 and of the Company since its formation in November 2000. Mr. Dickey was made Chairman of the Board of Directors of the Bank in 1988. Mr. Dickey retired from his position as Chief Executive Officer of the Bank on November 9, 1998 and as President as of December 31, 1998. Martin A. Thomson, President and Chief Executive Officer of the Company and the Bank, stated, "Duane Dickey's contributions to the Board, the Company and the Bank have been very valuable over the past 32 plus years of his service. He will be greatly missed, and we wish him well."

     The Company is a unitary savings and loan holding company based in Alpena, Michigan. Its savings and loan association subsidiary operates eight branch offices in northern Michigan. The Company had total assets of $241.5 million at December 31, 2001.


                                      * * *



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